MUNIYIELD
NEW YORK
INSURED
FUND, INC.



[FUND LOGO]
STRATEGIC
          Performance



Annual Report
October 31, 1997



This report, including the financial information herein, is transmitted to the shareholders of MuniYield New York Insured Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.

MuniYield New York
Insured Fund, Inc.
Box 9011
Princeton, NJ
08543-9011                                            #16159 -- 10/97

[RECYCLE LOGO]
Printed on post-consumer recycled paper



MuniYield New York Insured Fund, Inc.

TO OUR SHAREHOLDERS

For the year ended October 31, 1997, the Common Stock of MuniYield New York Insured Fund, Inc. earned $0.914 per share income dividends, which included earned and unpaid dividends of $0.079. This represents a net annualized yield of 5.75%, based on a month-end net asset value of $15.89 per share. Over the same period, the total investment return on the Fund's Common Stock was +9.37%, based on a change in per share netasset value from $15.49 to $15.89, and assuming reinvestment of $0.912 per share income dividends and $0.066 per share capital gains distributions.

For the six-month period ended October 31, 1997, the total investment return on the Fund's Common Stock was +7.93%, based on a change in per share net asset value from $15.16 to $15.89, and assuming reinvestment of $0.458 per share income dividends.

For the six-month period ended October 31, 1997, the Fund's Auction Market Preferred Stock had an average yield of 3.75% for Series A and 3.51% for Series B.

The Municipal Market Environment
Long-term interest rates generally declined during the six-month period ended October 31, 1997. The general financial environment has remained one of solid economic growth tempered by few or no inflationary pressures. While economic growth has been conducive to declining bond yields, it has remained strong enough to suggest that the Federal Reserve Board (FRB) might find it necessary to raise short-term interest rates. This would be intended to slow economic growth and ensure that any incipient inflationary pressures would be curtailed. There were investor concerns that the FRB would be forced to raise interest rates prior to year-end, thus preventing an even more dramatic decline in interest rates. Long-term tax-exempt revenue bonds, as measured by the Bond Buyer Revenue Bond Index, declined over 50 basis points (0.50%) to end the six-month period ended October 31, 1997 at 5.60%.

Similarly, long-term US Treasury bond yields generally moved lower during most of the six-month period ended October 31, 1997. However, the turmoil in the world's equity markets during the last week in October has resulted in a significant rally in the Treasury bond market. The US Treasury bond market was the beneficiary of a flight to quality mainly by foreign investors whose own domestic markets have continued to be very volatile. Prior to the initial decline in Asian equity markets, long-term US Treasury bond yields were essentially unchanged. By the end of October, US Treasury bond yields declined 80 basis points to 6.15%, their lowest level of 1997.

The tax-exempt bond market's continued underperformance as compared to its taxable counterpart has been largely in response to its ongoing weakening technical position. As municipal bond yields have declined, municipalities have hurriedly rushed to refinance outstanding highercouponed debt with new issues financed at present low rates. During the last six months, over $118 billion in new long-term tax-exempt issues were underwritten, an increase of over 25% versus the comparable period a year ago. As interest rates have continued to decline, these refinancings have intensified municipal bond issuance. During the past three months, approximately $60 billion in new long-term municipal securities were underwritten, an increase of over 34% as compared to the October 31, 1996 quarter.

The recent trend toward larger and larger bond issues has also continued. However, issues of such magnitude usually must be attractively priced to ensure adequate investor interest. Obviously, the yields of other municipal bond issues are impacted by the yield premiums such large issuers have been required to pay. Much of the municipal bond market's recent underperformance can be traced to market pressures that these large bond issuances have exerted.

In our opinion, the recent correction in world equity markets has enhanced the near-term prospects for continued low, if not declining, interest rates in the United States. It is likely that the recent correction will result in slower US domestic growth in the coming months. This decline is likely to be generated in part by reduced US export growth. Additionally, some decline in consumer spending also can be expected in response to reduced consumer confidence. Perhaps more importantly, it is likely that barring a dramatic and unexpected resurgence in domestic growth, the FRB may be unwilling to raise interest rates until the full impact of the equity market's corrections can be established.

All of these factors suggest that for at least the near term, interest rates, including tax-exempt bond yields, are unlikely to rise by any appreciable amount. It is probable that municipal bond yields will remain under some pressure as a result of continued strong new-issue supply. However, the recent pace of municipal bond issuance is likely to be unsustainable. Continued increases in bond issuance will require lower tax-exempt bond yields to generate the economic savings necessary for additional municipal bond refinancing. With tax-exempt bond yields at already attractive yield ratios relative to US Treasury bonds (approximately 90% at the end of October), any further pressure on the municipal market may represent an attractive investment opportunity.

Portfolio Strategy
During the 12-month period ended October 31, 1997, we managed the Fund with the intention of seeking to provide a generous level of tax-exempt income while providing an attractive total return. We began the 12-month period with an optimistic outlook that interest rates could decline as a result of the attractive value of a 6.75% yield on US Treasury bonds and the relatively high yields on New York insured municipal bonds. This optimism on interest rates proved well founded as interest rates declined about 60 basis points throughout the fiscal year ended October 31, 1997.

While the overall trend in interest rates was down for the year, market volatility created a fairly well-defined trading range in which we shifted our investment strategy in response to rapidly changing market conditions. From October 1996 to December 1996, good domestic and global inflation scenarios caused interest rates to decline about 35 basis points. During that time, we scaled back the Fund's aggressive posture to a more neutral stance in response to investor concerns that interest rates had declined too rapidly for prevailing economic conditions. This strategy proved correct as interest rates increased nearly 80 basis points from December 1996 to April 1997 on investor beliefs that the US economy was expanding at an excessive pace which could result in inflation and ultimately lead to FRB interest rate tightenings. At that time, we once again held a more aggressive posture for the Fund with interest rates having rebounded to 7.15% for long-term US Treasury issues and New York insured revenue bonds yielding close to 6%. In our opinion, these were levels where retail investors saw value in debt securities and returned to the marketplace as buyers. This restructuring benefited the Fund as interest rates ultimately declined nearly 100 basis points during the second half of the year.

The Fund's performance during the past year was mainly achieved by our investment strategies of capturing the relevant trading ranges provided by what became an extremely volatile fixed-income marketplace. While enhancing net asset valuation is important, we also focused on maintaining an attractive average current return of tax-exempt income to the Fund's Common Stock shareholders. The fiscal year concluded with interest rates at the lower end of the trading range, yet our outlook for bonds remains positive. Therefore, we expect to maintain a fully invested posture in the Fund until economic conditions would dictate a more cautious stance.

In Conclusion
We appreciate your ongoing interest in MuniYield New York Insured
Fund, Inc., and we look forward to assisting you with your financial needs in the months and years to come.

Sincerely,

/S/ARTHUR ZEIKEL
Arthur Zeikel
President

/S/VINCENT R. GIORDANO
Vincent R. Giordano
Senior Vice President

/S/WALTER C. O'CONNOR
Walter C. O'Connor
Vice President and Portfolio Manager

December 3, 1997



PROXY RESULTS


During the six-month period ended October 31, 1997, MuniYield New York Insured Fund, Inc. Common Stock shareholders voted on the following proposals. The proposals were approved at a special shareholders' meeting on September 17, 1997.
The description of each proposal and number of shares voted are as follows:

                                                                                Shares       Shares Withheld
                                                                               Voted For       From Voting
1. To elect the Fund's Board of Directors:           James H. Bodurtha        11,103,675         194,150
                                                     Herbert I. London        11,056,785         241,040
                                                     Robert R. Martin         11,079,168         218,657
                                                     Arthur Zeikel            11,085,191         212,634


                                                                      Shares          Shares Voted         Shares Voted
                                                                     Voted For           Against              Abstain
2. To ratify the selection of Deloitte & Touche LLP as the
   Fund's independent auditors for the current fiscal year.         11,088,449            48,790              160,586

During the six-month period ended October 31, 1997, MuniYield New York Insured Fund, Inc. Preferred Stock shareholders
(Series A and Series B) voted on the following proposals. The proposals were approved at the annual shareholders'
meeting on September 17, 1997. The description of each proposal and number of shares voted are as follows:


                                                                                Shares       Shares Withheld
                                                                               Voted For        From Voting
1. To elect the Fund's Board of Directors:
   James H. Bodurtha, Herbert I. London,
   Robert R. Martin, Joseph L. May, Andre F. Perold
   and Arthur Zeikel as follows:                          Series A                1,679              0
                                                          Series B                1,627              3


                                                                      Shares          Shares Voted        Shares Voted
                                                                     Voted For            Against             Abstain
2. To ratify the selection of Deloitte & Touche LLP
   as the Fund's independent auditors for the current
   fiscal year as follows:                                Series A      1,679               0                   0
                                                          Series B      1,617              13                   0




THE BENEFITS AND RISKS OF LEVERAGING

MuniYield New York Insured Fund, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments.
To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common
Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on longterm interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.




MuniYield New York Insured Fund, Inc.                                                                        October 31, 1997

Schedule of Investments                                                                                         (in Thousands)

S&P       Moody's    Face                                                                                            Value
Ratings   Ratings   Amount                                    Issue                                                (Note 1a)


New York -- 98.5%

AAA        Aaa      $6,095     Albany County, New York, Airport Authority, Airport Revenue Bonds, RITR, AMT,
                               Series RI-97-7, 7.92% due 12/15/2023 (g)(h)                                           $6,811
AAA        Aaa       8,200     Buffalo and Fort Erie, New York, Public Bridge Authority, Toll Bridge System
                               Revenue Bonds, 5.75% due 1/01/2025 (d)                                                 8,440
AAA        Aaa       1,000     Metropolitan Transportation Authority, New York, Commuter Facilities Revenue
                               Refunding Bonds, Series B, 6.25% due 7/01/2002 (d)(e)                                  1,102
                               Metropolitan Transportation Authority, New York, Transportation Facilities
                               Revenue Bonds, Series J (c)(e):
AAA        Aaa       4,000     6.375% due 7/01/2002                                                                   4,429
AAA        Aaa      20,620     6.50% due 7/01/2002                                                                   22,940
                               Monroe County, New York, Public Improvement Bonds, GO (d):
AAA        Aaa       1,040       6.10% due 3/01/2012                                                                  1,109
AAA        Aaa       2,825     AMT, 6.10% due 3/01/2010                                                               3,014
AAA        Aaa       2,175     AMT, 6.10% due 3/01/2011                                                               2,320
A1+        VMIG1+    1,400     New York City, New York, Cultural Resource Trust Revenue Bonds (Carnegie Hall),
                               VRDN, 3.50% due 12/01/2015 (a)                                                         1,400
BBB+       Baa1      5,000     New York City, New York, GO, UT, Refunding, Series B, 6.375% due 8/15/2012             5,336
A1+        NR*       1,200     New York City, New York, Municipal Assistance Corporation, VRDN, Sub-Series K-1,
                               3.65% due 7/01/2008 (a)                                                                1,200
                               New York City, New York, Municipal Water Finance Authority, Water and Sewer System
                               Revenue Bonds:
A -         A2       4,000     RITR, 7.625% due 6/15/2025 (h)                                                         4,405
A-1         A2       2,000     RITR, Series RI-2, 7.625% due 6/15/2025 (h)                                            2,202
AAA         Aaa      1,100     Series A, 6.75% due 6/15/2001 (c)(e)                                                   1,205
AAA         Aaa      3,700     Series A, 7% due 6/15/2001 (c)(e)                                                      4,086
AAA         Aaa        900     Series A, 6.75% due 6/15/2016 (c)                                                        977
AAA         Aaa      1,590     Series A-1994, 7% due 6/15/2001 (c)(e)                                                 1,756
AAA         Aaa      2,480     Series A-1994, 7% due 6/15/2015 (b)                                                    2,714
AAA         Aaa        700     Series A-1994, 7% due 6/15/2015 (c)                                                      766
AAA         Aaa     22,500     Series B, 5.75% due 6/15/2026 (d)                                                     23,186
A1+         VMIG1+     400     VRDN, Series C, 3.75% due 6/15/2023 (a)(c)                                               400
A1+         VMIG1+     100     New York City, New York, VRDN, UT, Series B, Sub-Series B-5, 3.65% due
                               8/15/2022 (a)(d)                                                                         100
                               New York State Dormitory Authority Revenue Bonds:
AAA         Aaa      2,260     (City University System), Series 1, 5.125% due 7/01/2027 (d)                           2,201
AAA         Aaa      4,400     (City University System), Series C, 7.50% due 7/01/2010 (c)                            5,484
AAA         Aaa      7,070     (City University System), Series C, 7% due 7/01/2014 (c)                               7,681
AAA         Aaa      2,365     (City University System), Third Resolution - Series 1, 6.25% due 7/01/2016 (b)         2,579
AAA         Aaa      4,000     (City University System), Third Resolution - Series 1, 6.25% due 7/01/2020 (b)         4,342
A1+         VMIG1+   9,000     (Cornell University), VRDN, Series B, 3.60% due 7/01/2025 (a)                          9,000
AAA         Aaa      2,000     (New School for Social Research), 5.75% due 7/01/2026 (d)                              2,070
AAA         Aaa      6,000     Refunding (Siena College), 5.75% due 7/01/2026 (d)                                     6,211
AAA         Aaa     10,500     New York State Energy Research and Development Authority, Facilities
                               Revenue Bonds (Consolidated Edison Company, Inc.), AMT, Series A, 6.75%
                               due 1/15/2027 (d)                                                                     11,236
AAA         Aaa     10,250     New York State Energy Research and Development Authority, Gas Facilities
                               Revenue Bonds (Brooklyn Union Gas Company), AMT, Series B, 6.75% due
                               2/01/2024 (d)                                                                         11,203
AAA         Aaa      3,600     New York State Energy Research and Development Authority, PCR,
                               Refunding (Rochester Gas and Electric Project), AMT, Series B, 6.50%
                               due 5/15/2032 (d)                                                                      3,890
AAA         Aaa      2,975     New York State Enviromental Facilities Corporation, Special Obligation Revenue
                               Refunding Bonds (Riverbank State Park), 5.50% due 4/01/2016 (b)                        3,036
                               New York State Medical Care Facilities Finance Agency Revenue Bonds:
AAA         Aaa      2,790     (Health Center Project - Second Mortgage), Series A, 6.375% due 11/15/2019 (b)         3,052
AAA         Aaa      1,865     (Long-Term Health Care), Series B, 6.45% due 11/01/2014 (g)                            2,027
AAA         Aaa      1,000     (Long-Term Health Care), Series D, 6.50% due 11/01/2015 (g)                            1,098
AAA         Aaa      8,335     (Mental Health Services Facilities), Series A, 6.375% due 8/15/2017 (c)                9,011
AAA         Aaa      1,000     (New York Hospital Mortgage), Series A, 6.75% due 8/15/2014 (b)(f)                     1,123
AAA         Aaa      7,250     (New York Hospital Mortgage), Series A, 6.80% due 8/15/2024 (b)(f)                     8,168
AAA         Aaa     10,000     Refunding (Hospital and Nursing Home), Series C, 6.375% due 8/15/2029 (d)             10,875
BBB+        Baa      5,000     Series A, 7.40% due 8/15/2021                                                          5,573
NR*         Aaa      7,900     New York State Mortgage Agency Revenue Bonds, RITR, AMT, Series 24, 7.47%
                               due 10/01/2028 (h)                                                                     8,107
AAA         Aaa      5,000     New York State Power Authority, General Purpose and Revenue Refunding Bonds,
                               Series Z, 6.50% due 1/01/2019 (b)                                                      5,461
                               New York State Thruway Authority, Highway and Bridge Trust Fund, UT, Series B (c):
AAA         Aaa      8,000     6.25% due 4/01/2012                                                                    8,775
AAA         Aaa      3,000     6% due 4/01/2014                                                                       3,179
                               Port Authority of New York and New Jersey, Consolidated Revenue Bonds:
AA -        A1       5,000     69th Series, 7.125% due 6/01/2025                                                      5,395
AA -        A1       5,000     72nd Series, 7.35% due 10/01/2002 (e)                                                  5,719
AAA         Aaa      2,180     Refunding, AMT, UT, 97th Series, 6.50% due 7/15/2019 (c)                               2,366
A1+         VMIG1+   1,000     Port Authority of New York and New Jersey, Special Obligation Revenue Bonds
                               (Versatile Structure Obligation), VRDN, Series 5, 3.65% due 8/01/2024 (a)              1,000
AAA         Aaa      5,700     Syracuse, New York, COP (Syracuse Hancock International Airport), AMT, 6.50% due
                               1/01/2017 (c)                                                                          6,133
A1+         VMIG1+   2,300     Syracuse, New York, IDA, Civic Facility Revenue Bonds (Multi-Modal Syracuse
                               University Project), VRDN, 3.60% due 3/01/2023 (a)                                     2,300
                               Triborough Bridge and Tunnel Authority, New York, Special Obligation Refunding
                               Bonds:
AAA         Aaa      4,500     Series A, 6.625% due 1/01/2017 (d)                                                     4,870
AAA         Aaa      1,000     Series B, 6.875% due 1/01/2015 (b)                                                     1,089
AAA         Aaa      6,440     Series B, 6.875% due 1/01/2015 (c)                                                     7,016
AAA         Aaa      1,765     Yonkers, New York, UT, GO, Series A, 5% due 9/01/2016 (c)                              1,694
                                                                                                                 ----------
Total Investments (Cost -- $254,203) -- 98.5%                                                                       272,862

Other Assets Less Liabilities -- 1.5%                                                                                 4,245
                                                                                                                 ----------
Net Assets -- 100.0%                                                                                               $277,107
                                                                                                                 ==========

(a) The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 1997.
(b) AMBAC Insured.
(c) FGIC Insured.
(d) MBIA Insured.
(e) Prerefunded.
(f) FHA Insured.
(g) FSA Insured.
(h) The interest rate is subject to change periodically and inversely prevailing based upon market rates. The interest rate shown is the rate in effect at October 31, 1997.
 *  Not Rated.
 +  Highest short-term rating by Moody's Investors Service, Inc.
Ratings of issues shown have not been audited by Deloitte & Touche LLP.

PORTFOLIO ABBREVIATIONS

To simplify the listings of MuniYield New York Insured Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT   Alternative Minimum Tax (subject to)
COP   Certificates of Participation
GO    General Obligation Bonds
IDA   Industrial Development Authority
PCR   Pollution Control Revenue Bonds
RITR  Residual Interest Trust Receipts
UT    Unlimited Tax
VRDN  Variable Rate Demand Notes

See Notes to Financial Statements.






FINANCIAL INFORMATION

Statement of Assets, Liabilities and Capital as of October 31, 1997

Assets:               Investments, at value (identified cost -- $254,202,610) (Note 1a)                             $272,861,820
                      Cash                                                                                                62,126
                      Receivables:
                      Interest                                                                      $4,660,309
                      Securities sold                                                                4,080,328         8,740,637
                                                                                                  ------------
                      Prepaid expenses and other assets                                                                   13,178
                                                                                                                    ------------
                      Total assets                                                                                   281,677,761
                                                                                                                    ------------

Liabilities:          Payables:
                      Securities purchased                                                           3,993,566
                      Dividends to shareholders (Note 1f)                                              345,496
                      Investment adviser (Note 2)                                                      124,699         4,463,761
                                                                                                  ------------
                      Accrued expenses and other liabilities                                                             107,253
                                                                                                                    ------------
                      Total liabilities                                                                                4,571,014
                                                                                                                    ------------

Net Assets:           Net assets                                                                                    $277,106,747
                                                                                                                    ============

Capital:              Capital Stock (200,000,000 shares authorized) (Note 4):
                      Preferred Stock, par value $.05 per share (3,400 shares of AMPS*
                      issued and outstanding at $25,000 per share liquidation preference)                            $85,000,000
                      Common Stock, par value $.10 per share (12,088,435 shares issued
                      and outstanding)                                                              $1,208,844
                      Paid-in capital in excess of par                                             168,661,547
                      Undistributed investment income -- net                                         2,576,708
                      Undistributed realized capital gains on investments -- net                     1,000,438
                      Unrealized appreciation on investments -- net                                 18,659,210
                                                                                                  ------------

                      Total -- Equivalent to $15.89 net asset value per share of Common Stock
                      (market price -- $15.875)                                                                      192,106,747
                                                                                                                    ------------
                      Total capital                                                                                 $277,106,747
                                                                                                                    ============

                    * Auction Market Preferred Stock.

                      See Notes to Financial Statements.






Statement of Operations

                                                                                                              For the Year Ended
                                                                                                                October 31, 1997

Investment Income     Interest and amortization of premium and discount earned                                       $15,842,512
(Note 1d):

Expenses:             Investment advisory fees (Note 2)                                         $1,368,639
                      Commission fees (Note 4)                                                     215,254
                      Professional fees                                                             83,797
                      Accounting services (Note 2)                                                  60,333
                      Transfer agent fees                                                           56,675
                      Listing fees                                                                  24,349
                      Directors' fees and expenses                                                  22,920
                      Custodian fees                                                                20,627
                      Printing and shareholder reports                                              20,198
                      Pricing fees                                                                   9,760
                      Amortization of organization expenses (Note 1e)                                2,109
                      Other                                                                         19,939
                                                                                                ----------
                      Total expenses                                                                                   1,904,600
                                                                                                                    ------------
                      Investment income -- net                                                                        13,937,912
                                                                                                                    ------------

Realized &            Realized gain on investments -- net                                                              4,164,812
Unrealized Gain on    Change in unrealized appreciation on investments -- net                                          1,553,036
Investments -- Net                                                                                                  ------------
(Notes 1b, 1d & 3):   Net Increase in Net Assets Resulting from Operations                                           $19,655,760
                                                                                                                    ============

                      See Notes to Financial Statements.






Statements of Changes in Net Assets


                                                                                                         For the Year Ended
                                                                                                             October 31,
Increase (Decrease) in Net Assets:                                                                      1997            1996
Operations:            Investment income -- net                                                     $13,937,912     $13,884,530
                       Realized gain (loss) on investments -- net                                     4,164,812        (565,697)
                       Change in unrealized appreciation on investments -- net                        1,553,036         272,623
                                                                                                  -------------   -------------
                       Net increase in net assets resulting from operations                          19,655,760      13,591,456
                                                                                                  -------------   -------------

Dividends &            Investment income -- net:
Distributions to       Common Stock                                                                 (10,993,544)    (10,991,979)
Shareholders           Preferred Stock                                                               (2,826,998)     (2,764,285)
(Note 1f):             Realized gain on investments -- net:
                       Common Stock                                                                    (799,349)             --
                       Preferred Stock                                                                 (198,679)             --
                       In excess of realized gain on investments -- net:
                       Common Stock                                                                          --      (1,232,695)
                       Preferred Stock                                                                       --        (345,678)
                                                                                                  -------------   -------------
                       Net decrease in net assets resulting from dividends and distributions
                       to shareholders                                                              (14,818,570)    (15,334,637)
                                                                                                  -------------   -------------

Capital Stock          Value of shares issued to Common Stock shareholders in reinvestment of
Transactions           dividends and distributions                                                      658,515              --
(Note 4):                                                                                         -------------   -------------

Net Assets:            Total increase (decrease) in net assets                                        5,495,705      (1,743,181)
                       Beginning of year                                                            271,611,042     273,354,223
                                                                                                  -------------   -------------
                       End of year*                                                                $277,106,747    $271,611,042
                                                                                                  =============   =============

                     * Undistributed investment income -- net                                        $2,576,708      $2,459,338
                                                                                                  =============   =============

                       See Notes to Financial Statements.






Financial Highlights

The following per share data and ratios have been derived
from information provided in the financial statements.                                For the Year Ended October 31,
                                                                             1997       1996       1995       1994      1993
Increase (Decrease) in Net Asset Value:

Per Share            Net asset value, beginning of year                     $15.49     $15.64     $14.17     $16.85     $14.45
Operating                                                                ---------  ---------  ---------  ---------  ---------
Performance:         Investment income -- net                                 1.15       1.15       1.19       1.20       1.23
                     Realized and unrealized gain (loss) on
                     investments -- net                                        .48       (.03)      1.58      (2.67)      2.34
                                                                         ---------  ---------  ---------  ---------  ---------
                     Total from investment operations                         1.63       1.12       2.77      (1.47)      3.57
                                                                         ---------  ---------  ---------  ---------  ---------
                     Less dividends and distributions to Common
                     Stock shareholders:
                     Investment income -- net                                 (.91)      (.91)      (.92)      (.97)      (.99)
                     Realized gain on investments -- net                      (.07)        --       (.10)      (.05)        --
                     In excess of realized gain on investments -- net           --       (.10)        --         --         --
                                                                         ---------  ---------  ---------  ---------  ---------
                     Total dividends and distributions to Common
                     Stock shareholders                                       (.98)     (1.01)     (1.02)     (1.02)      (.99)
                                                                         ---------  ---------  ---------  ---------  ---------
                     Effect of Preferred Stock activity:
                     Dividends and distributions to Preferred
                     Stock shareholders:
                     Investment income -- net                                 (.23)      (.23)      (.26)      (.18)      (.18)
                     Realized gain on investments -- net                      (.02)        --       (.02)      (.01)        --
                     In excess of realized gain on investments -- net           --       (.03)        --         --         --
                                                                         ---------  ---------  ---------  ---------  ---------
                     Total effect of Preferred Stock activity                 (.25)      (.26)      (.28)      (.19)      (.18)
                                                                         ---------  ---------  ---------  ---------  ---------
                     Net asset value, end of year                           $15.89     $15.49     $15.64     $14.17     $16.85
                                                                         =========  =========  =========  =========  =========
                     Market price per share, end of year                   $15.875    $14.875    $14.375     $12.25     $16.50
                                                                         =========  =========  =========  =========  =========

Total Investment     Based on market price per share                         13.79%     10.79%     26.40%    (20.49%)    19.04%
Return:*                                                                 =========  =========  =========  =========  =========
                     Based on net asset value per share                       9.37%      6.04%     18.89%     (9.94%)    24.09%
                                                                         =========  =========  =========  =========  =========

Ratios to Average    Expenses                                                  .70%       .70%       .71%       .70%       .69%
Net Assets:**                                                            =========  =========  =========  =========  =========
                     Investment income -- net                                 5.09%      5.11%      5.42%      5.28%      5.36%
                                                                         =========  =========  =========  =========  =========

Supplemental         Net assets, net of Preferred Stock, end of year
Data:                (in thousands)                                       $192,107   $186,611   $188,354   $170,670   $202,998
                                                                         =========  =========  =========  =========  =========
                     Preferred Stock outstanding, end of year
                     (in thousands)                                        $85,000    $85,000    $85,000    $85,000    $85,000
                                                                         =========  =========  =========  =========  =========
                     Portfolio turnover                                      81.73%     80.59%     88.17%     41.26%      1.63%
                                                                         =========  =========  =========  =========  =========

Leverage:            Asset coverage per $1,000                              $3,260     $3,195     $3,216     $3,008     $3,388
                                                                         =========  =========  =========  =========  =========

Dividends Per Share  Series A -- Investment income -- net                     $826       $819       $935       $673       $638
On Preferred Stock                                                       =========  =========  =========  =========  =========
Outstanding:+        Series B -- Investment income -- net                     $837       $807       $904       $593       $651
                                                                         =========  =========  =========  =========  =========

                   * Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales loads.
                  ** Do not reflect the effect of dividends to Preferred Stock shareholders.
                   + Dividends per share have been adjusted to reflect a two-for-one stock split that occurred on December 1,
                     1994.

                     See Notes to Financial Statements.




MuniYield New York Insured Fund, Inc.                 October 31, 1997

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
MuniYield New York Insured Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MYN. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges or, lacking any sales, at the last available bid price. Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at their fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments -- The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

[bullet] Financial futures contracts -- The Fund may purchase or sell interest rate futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

[bullet] Options -- The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Deferred organization expenses -- Deferred organization expenses are amortized on a straight-line basis over a five-year period.

(f) Dividends and distributions -- Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are due primarily to differing tax treatments for futures transactions.

2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of 0.50% of the Fund's average weekly net assets.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended October 31, 1997 were $209,369,026 and $223,348,046, respectively.

Net realized and unrealized gains (losses) as of October 31, 1997 were as follows:

                                   Realized          Unrealized
                                Gains (Losses)         Gains

Long-term investments            $4,507,980         $18,659,210
Short-term investments             (363,356)                 --
Financial futures contracts          20,188                  --
                              -------------       -------------
Total                            $4,164,812         $18,659,210
                              =============       =============

As of October 31, 1997, net unrealized appreciation for Federal income tax purposes aggregated $18,659,210, of which $18,715,078 related to appreciated securities and $55,868 related to depreciated securities. The aggregate cost of investments at October 31, 1997 for Federal income tax purposes was $254,202,610.

4. Capital Stock Transactions:
The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of the holders of Common Stock.

Common Stock
Shares issued and outstanding during the year ended October 31, 1997 increased by 41,692 as a result of dividend reinvestment and during the year ended October 31, 1996 remained constant.

Preferred Stock
Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at October 31, 1997 were: Series A, 3.20% and Series B, 3.625%.

As of October 31, 1997, there were 3,400 AMPS shares authorized, issued and outstanding with a liquidation preference of $25,000 per share.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from 0.25% to 0.375%, calculated on the proceeds of each auction. For the year ended October 31, 1997, Merrill Lynch, Pierce, Fenner & Smith Inc., an affiliate of FAM, earned $97,023 as commissions.

5. Subsequent Event:
On November 6, 1997, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.079024 per share, payable on November 26, 1997 to shareholders of record as of November 17, 1997.



INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders of MuniYield New York Insured
Fund, Inc.:

We have audited the accompanying statement of assets, liabilities and capital, including the schedule of investments, of MuniYield New York Insured Fund, Inc. as of October 31, 1997, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MuniYield New York Insured Fund, Inc. as of October 31, 1997, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
December 5, 1997





IMPORTANT TAX INFORMATION (unaudited)

All of the net investment income distributions paid by MuniYield New York Insured Fund, Inc. during its taxable year ended October 31, 1997 qualify as tax-exempt interest dividends for Federal income tax purposes. Additionally, the following table summarizes the per share capital gains distributions paid by the Fund during the year:

                                                       Payable          Short-Term          Long-Term
                                                        Date           Capital Gains      Capital Gains
Common Stock Shareholders                             12/30/96          $0.000054           $0.066300
Preferred Stock Shareholders:     Series A            11/26/96          $0.05              $59.97
                                  Series B            11/19/96          $0.02              $29.45
                                                      11/26/96          $0.03              $27.35

Please retain this information for your records.




OFFICERS AND DIRECTORS

Arthur Zeikel, President and Director
James H. Bodurtha, Director
Herbert I. London, Director
Robert R. Martin, Director
Joseph L. May, Director
Andre F. Perold, Director
Terry K. Glenn, Executive Vice President
Vincent R. Giordano, Senior Vice President
Donald C. Burke, Vice President
Kenneth A. Jacob, Vice President
Walter C. O'Connor, Vice President
Gerald M. Richard, Treasurer
Philip M. Mandel, Secretary

Custodian
The Bank of New York
90 Washington Street
New York, NY 10286

Transfer Agents

Common Stock:
The Bank of New York
101 Barclay Street
New York, NY 10286

Preferred Stock:
IBJ Schroder Bank & Trust Company
One State Street
New York, NY 10004

NYSE Symbol
MYN